Exhibit 99.1

       Third Wave to Host Fourth-Quarter, Year-End 2003 Conference Call

    MADISON, Wis., Feb. 4 /PRNewswire-FirstCall/ -- Third Wave Technologies Inc. (Nasdaq: TWTI) today announced that the company will host a conference call and question-and-answer session on Feb. 24, 2004, at 10 a.m. EST, to discuss fourth-quarter and full-year financial results for 2003.
    Third Wave management will discuss full-year 2003 financial results that include total revenues of more than $36 million, increasing molecular diagnostic revenue, continued gross margin improvement, and cash, cash equivalents and short-term investments of $57.8 million at Dec. 31, 2003.
    Company management will also provide insight regarding 2004 strategic and financial objectives, including details of the company's molecular diagnostic product pipeline, near-term new product releases, continued molecular diagnostic revenue growth and the continuation of significant research revenue during 2004.
    In conjunction with the conference call, Third Wave will launch its new website on Feb. 24, which will provide additional details regarding the company's capabilities, market opportunities and product pipeline.

     Conference Call Details
     Date:        Tuesday, Feb. 24, 2004
     Time:        10 a.m. EST, 9 a.m. CST
     Internet:    The live webcast can be accessed at www.twt.com
     Telephone:   Domestic callers, dial (800) 299-8538
                  International callers, dial (617) 786-2902
                  Access code for both domestic and international callers:
                  69781125

    Please dial in five to 10 minutes prior to the start of the call for access to the conference call or logon to www.twt.com 15 minutes in advance to ensure software compatibility to participate in the live webcast.
    The archived webcast and replay of the conference call will be available at www.twt.com or by calling (888) 286-8010 domestically or (617) 801-6888 internationally. The access code for the replay is 53084462. The conference call, webcast and replay are open to all interested parties.

    About Third Wave Technologies
    Third Wave Technologies is a leader in molecular diagnostics. Third Wave's Invader(R) technology provides the company's customers with exceptional accuracy, scalability and ease of use. The company offers a number of clinical products based on its Invader(R) technology for genetic testing related to multiple disease areas. For more information about Third Wave and its products, please visit the company's website at www.twt.com .

    All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934 as amended. Such forward-looking statements are subject to factors that could cause actual results to differ materially for Third Wave from those projected. Those factors include risks and uncertainties relating to technological approaches of Third Wave and its competitors, product development, manufacturing, market acceptance, cost and pricing of Third Wave products, dependence on collaborative partners and commercial customers, successful performance under collaborative and commercial agreements, competition, the strength of the Third Wave intellectual property, the intellectual property of others and other risk factors identified in the documents Third Wave has filed, or will file, with the Securities and Exchange Commission. Copies of the Third Wave filings with the SEC may be obtained from the SEC Internet site at www.sec.gov . Third Wave expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Third Wave's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. Third Wave Technologies, Invader and the Third Wave logo are trademarks of Third Wave Technologies, Inc.

SOURCE  Third Wave Technologies Inc.
    -0-                             02/04/2004
    /CONTACT: Rod Hise of Third Wave Technologies, +1-608-663-4010, rhise@twt.com ; or investors, Stephanie Diaz, +1-415-885-2298, sdiaz@vidaLLC.com , or Tim Brons, +1-646-319-8981, tbrons@vidaLLC.com , both of Vida, LLC/
    /Web site:  http://www.twt.com /
    (TWTI)

CO:  Third Wave Technologies Inc.
ST:  Wisconsin
IN:  BIO
SU:  CCA